Sycuan Funds

SYCUAN VALUE FUND (SYCUX)

ADVISOR'S QUARTERLY UPDATE
2nd Quarter 2009

Positive factors impacting investment performance of the fund during the quarter included Financial sector businesses (Bank of America and HSBC Holdings Plc), Information Technology businesses (Dell Inc., Ebay & Microsoft) and Healthcare businesses (Wellpoint & Astrazeneca). Negative factors impacting performance of the fund during the quarter included Telecommunications (SK Telecom) & Financial Sectors (American International Group).

Gannett Company was sold during the quarter because the investment adviser believed its share price fairly reflected the intrinsic value of the business. New security positions for the quarter include US Bancorp, ITT Corporation, Sysco Corporation, General Dynamics, Tyco International and Telefonica de Espana.

Healthcare holdings (Wellpoint, Pfizer, Johnson & Johnson, Sanofi-Aventis, Astrazeneca and Novartis) represent the largest sector in the fund. The Industrial Sector (3M Company, Ingersoll-Rand, Illinois Toolworks, General Electric, ITT Corporation & General Dynamics) is prominently represented as well. The fund owns shares of common stock in 36 holdings as of June 30, 2009.

In this period of uncertainty in the capital markets, we can be certain of the following:

1. Several reports have found there to be a record amount of cash currently invested in money market accounts & other short term investments, the highest level since 1984. Historically, rising levels of cash have coincided with market bottoms.
2. The stock market has tended to be a leading indicator, at times rebounding months before the economy recovers. Attempts to predict or forecast market price fluctuations have proven to be futile and costly.
3. Share prices of common stocks eventually reflect the economic fundamentals of the businesses that they represent. In the end, price is what we pay and value is what we eventually get.

Rather than focus on short term market fluctuations or attempt macroeconomic forecasts, the Sycuan Value Fund will be managed in a manner that adheres to Benjamin Graham's summation that, "Investing is most intelligent when it is businesslike." We seek to own businesses that are understandable, with a consistent operating history, enduring economics and favorable long term prospects. Most importantly, we want to purchase such a business at a discount to its intrinsic value to ensure that we obtain more value than the price we paid and enhance the probability for a satisfactory rate of return.

Thank you for your continued support & confidence.

Sincerely,
Arthur Q. Johnson, CFA
Portfolio Manager

MANAGEMENT

Investment Team
Sycuan Capital Management
A.Q. Johnson & Co.

3007 Dehesa Road
El Cajon, CA 92019
Phone: 619-444-4048
Fax: 619-444-4775
www.sycuanfunds.com

INVESTMENT OBJECTIVES

The Sycuan Value Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its assets (at the time of purchase) in common stocks of companies that the Fund's sub-adviser believes are undervalued. Although the sub-adviser intends to invest the Fund's assets primarily in U.S. stocks, the Fund also may invest a significant portion of its assets (generally not to exceed 35% of its assets) in securities of foreign companies, including companies in emerging markets.

TOP TEN HOLDINGS AS OF JUNE 30, 2009

WellPoint, Inc.	6.13%
Microsoft Corp.	5.44%
Pfizer, Inc.	5.06%
Illinois Tool Works, Inc.	4.50%
3M Co.	4.34%
Johnson & Johnson.	4.11%
Cisco Systems, Inc.	4.04%
Bank of America Corp.	3.82%
Ingersoll Rand Co. LTD.	3.53%
Travelers Companies, Inc.	3.46%

Total # of Holdings = 36

PERFORMANCE AVERAGE ANNUALIZED RETURNS AS OF JUNE 30, 2009

	Since Inception	5 Year	2 Year	1 Year	Latest 3 Months**
Sycuan Value Fund	-2.99%	-6.34	-24.54%	-27.19%	26.44%
S&P 500*	-0.52%	-2.24	-19.91%	-26.21%	15.93%

All returns include change in share prices and reinvestment of any dividends and capital gain distributions.
* The S&P 500 Index is a capitalization-weighted, unmanaged index containing industrial, utility, transportation, and financial companies generally regarded as representative of the US stock market. The returns for the S&P 500 Index are calculated on a total return basis with dividends reinvested net of foreign withholding taxes, but do not reflect fees, brokerage commissions or other expenses of investing.
**Total Return not shown as an annualized value.

DISCLOSURES

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by call the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.